SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549



                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) January 30, 1998
                                                           ----------------



                                    COMPUMED, INC.
                                    -------------
                (Exact name of registrant as specified in its charter)



             Delaware                  0-14210               95-2860434
          -------------        ------------------------     ------------
          (State or other      (Commission File Number)     (IRS Employer
          jurisdiction                                  Identification No.)
          of Incorporation)


          1230 Rosecrans Avenue, Suite 1000
          Manhattan Beach, California                       90266
          ---------------------------                       -----
          Address of principal executive offices)         (zip code)



     Registrant's telephone number, including area code -  (310) 643-5106
                                                           --------------

          ITEM 5. OTHER EVENTS

                    This Form 8-K is being filed in satisfaction of a condition imposed by The Nasdaq Stock Market, Inc. ("Nasdaq") for continued listing of the Company's Common Stock, $.01 par value, on the Nasdaq SmallCap Market. The total assets and capital surplus reported in the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1997 did not meet the Nasdaq SmallCap Market's minimal asset and capital surplus requirements, and the Company received notice of the same from Nasdaq. This deficiency was corrected with the December 1997 placement of the Company's Series 1 Class C 7% Cumulative Convertible Preferred Stock as part of the Company's plan to assure continued compliance with the listing standards. Nasdaq subsequently concluded that the Company meets its current listing requirements, granting the Company a temporary exception contingent upon the Company filing a Form 8-K by February 13, 1998 with respect to pro forma adjustments to its December 31, 1997 balance sheet and statement of operations reflecting the December 1997 placement and the second placement of the Series 2 Class C 7% Cumulative Convertible Preferred Stock in January 1998. Such pro forma information is attached as an exhibit hereto.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99.1 Letter from The Nasdaq Stock Market, Inc. to the
                    Company, dated January 30, 1998, regarding listing requirements

               99.2 Pro Forma Balance Sheet as of December 31, 1997 and
                    Statement of Operations for the three months ended December 31, 1997

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Date:     February 12, 1998

                                        COMPUMED, INC.
                                        -------------
                                        (Registrant)



                                        /s/ James Linesch
                                        -----------------
                                        James Linesch
                                        President

                                    EXHIBIT INDEX

               Exhibit
               -------

               99.1 Letter from The Nasdaq Stock Market, Inc. to the Company, dated January 30, 1998, regarding listing requirements

               99.2 Pro Forma Balance Sheet as of December 31, 1997 and Statement of Operations for the three months ended December 31, 1997